UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04917

Morgan Stanley Mortgage Securities Trust
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2019

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Mortgage Securities Trust

Annual Report

October 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission ("SEC"), paper copies of the Fund's Annual and Semi-Annual Reports to Shareholders ("Shareholder Reports") will no longer be sent by mail, unless you specifically request paper copies of the Shareholder Reports from the Fund or from your financial intermediary, such as a broker-dealer or a bank. Instead, the Shareholder Reports will be made available on the Fund's website, https://www.morganstanley.com/im/shareholderreports and you will be notified by mail each time a Shareholder Report is posted and provided with a website link to access the Shareholder Report. If you already elected to receive Shareholder Reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive Shareholder Reports and other communications from the Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, please follow the instructions on the envelope.

Beginning on January 1, 2019, you may elect to receive all future Shareholder Reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your Shareholder Reports. If you invest directly with the Fund, please follow the instructions on the envelope to let the Fund know you wish to continue receiving paper copies of your Shareholder Reports. Your election to receive Shareholder Reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with a fund.

Morgan Stanley Mortgage Securities Trust

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	12
Expense Example	14
Portfolio of Investments	16
Statement of Assets and Liabilities	33
Statement of Operations	34
Statements of Changes in Net Assets	35
Notes to Financial Statements	36
Financial Highlights	54
Report of Independent Registered Public Accounting Firm	59
Investment Advisory Agreement Approval	60
Privacy Notice	63
Trustee and Officer Information	66

Welcome Shareholder,

We are pleased to provide this Annual Report, in which you will learn how your investment in Morgan Stanley Mortgage Securities Trust (the "Fund") performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2019

Total Return for the 12 Months Ended October 31, 2019
Class A	Class L	Class I	Class C	Class IS	Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index[1]	Lipper U.S. Mortgage Funds Index[2]
8.04%	7.81%	8.53%	7.31%	8.58%	8.87%	8.60%

The performance of Morgan Stanley Mortgage Securities Trust's (the "Fund") five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Interest rates rallied sharply over the past 12 months, and after a turbulent end to 2018, credit spreads have followed a general trend of tightening thus far in 2019. During the 12-month period, 10-year U.S. Treasury rates have rallied 145 basis points to 1.69%, and 2-year U.S. Treasury rates have rallied 134 basis points to 1.52%.(i) The Federal Reserve (Fed) hiked rates 25 basis points for a fourth time in 2018 during its December meeting before pivoting to a rate cutting cycle. Thus far in 2019, the Fed has continued to cut rates, making three 25 basis point interest rate cuts, and the market is still pricing in the possibility of one more 25 basis point rate cut for the remainder of 2019 and further rate cuts in 2020. Mortgage and securitized credit spreads widened in November and December 2018 before tightening consistently across 2019. Agency mortgage-backed securities (MBS) have been one of the few sectors that have actually widened during the first 10 months of 2019, due to a combination of increased prepayment risk from lower mortgage rates and supply pressure from the continued reduction of the Fed's MBS holdings on its balance sheet.

Agency residential mortgage-backed securities (RMBS) durations have shortened dramatically as prepayment speed expectations increased due to lower mortgage rates. The duration of the Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index (the "Index") shortened nearly 50% from 5.45 years on October 31, 2018, to 2.86 years on October 31, 2019.(i) The Fed has continued to let its agency MBS holdings run off its balance sheet over the past 12 months and has not been purchasing MBS to offset the run-off. The Fed's agency MBS holdings have declined from $1.67 trillion as of October 31, 2018 to $1.45 trillion on October 31, 2019.(ii) Agency MBS have underperformed credit opportunities over the past 12 months on a duration-adjusted basis, and given the sharp drop in rates, the duration shortening and spread widening of the Index, along with the expectation of faster prepayment speeds, agency MBS have materially underperformed Treasuries over the past 12 months. The Index underperformed the comparable Bloomberg Barclays U.S. Treasury Index by

(i)  Source: Bloomberg L.P. Data as of October 31, 2019.

(ii)  Source: Federal Reserve Bank of New York. Data as of October 31, 2019.

221 basis points during the 12-month period.(iii) Nominal spreads on current coupon agency RMBS above U.S. Treasuries widened 6 basis points over the 12-month period from 94 basis points to 100 basis points above comparable-duration U.S. Treasuries.(iv) Pay-ups for specified pools remain strong as investors look for pools with lower prepayment risks, and thus potentially lower volatility.

The U.S. housing market remains healthy with home prices rising 3.2% over the past year ending August 2019 (latest data available), and the pace of home price appreciation has slowed significantly and has become more in line with income growth.(v) Existing home sales are up 3.9% over the past year through September 2019 and housing supply has fallen from a year earlier.(vi) Lower mortgage rates continue to improve home affordability, which is very reasonable from a historical perspective with the median monthly mortgage payment accounting for 15.6% of the U.S. median household income in August 2019, down from 17.6% in August 2018.(vi) Mortgage credit performance continues to be very good, with historically low new delinquency and default rates.(vii) Non-agency RMBS spreads have widened 15 to 30 basis points over the past year, but are 15 to 20 basis points tighter year-to-date.(iv) Despite the market's indications of weakening economic conditions, we believe the U.S. housing market remains on solid ground, supported by low unemployment, rising wages and lower mortgage rates.

U.S. commercial mortgage-backed securities (CMBS) had a more pronounced spread widening than other securitized sectors during the latter months of 2018, but the sector rebounded strongly in 2019. Over the last 12 months, AAA rated non-agency CMBS spreads have widened 10 basis points, but are 10 basis points tighter year-to-date, and BBB- spreads have tightened by 45 basis points over the past year and by 130 basis points year-to-date.(viii) Commercial real estate prices increased 1.8% over the 12-month period ending September 2019.(ix) Fundamental conditions remain favorable in most commercial real estate markets, with high occupancy rates and improving rental rates. CMBS delinquency rates fell in September of 2019 to set a new post-crisis low.(x) Overall, we remain positive on residential-related commercial real estate and remain cautious on retail shopping centers. We have reduced our CMBS positions over the past few months, selling some positions due to spread tightening by paring back our retail exposure.

(iii)  Source: Bloomberg L.P. Data as of October 31, 2019. The Bloomberg Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury.

(iv)  Source: JP Morgan. Data as of October 31, 2019.

(v)  Source: S&P CoreLogic Case Shiller U.S. National Home Price NSA Index. Data as of October 31, 2019. The S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index measures U.S. residential real estate prices, tracking changes in the value of residential real estate nationally.

(vi)  Source: National Association of Realtors. Data as of October 31, 2019.

(vii)  Source: S&P Experian. Data as of October 31, 2019.

(viii)  Source: Bank of America. Data as of October 31, 2019.

(ix)  Source: Green Street Advisors. Data as of October 31, 2019.

(x)  Source: Morningstar. Data as of October 31, 2019.

U.S. asset-backed securities (ABS) performed well over the past 12 months, as consumer credit conditions continue to improve. However, given its short duration nature, this sector did not benefit as much from the rally in rates as other sectors. Unemployment levels remained near 50-year lows at 3.6% in October 2019.(xi) Personal income increased 0.3% and personal spending rose 0.2% in September 2019.(xii) Despite the rise in both personal income and personal consumption levels, consumer savings rates are at the highest levels in 20 years, representing 8.3% of disposable income as of September 2019, up from 7.5% a year earlier.(xiii) Overall consumer debt levels remain below historical levels on an inflation-adjusted basis. We have reduced our consumer ABS holdings over the past couple months — not due to fundamental credit concerns but due to less compelling relative value as spreads have tightened meaningfully in 2019.

European housing markets have also performed well over the past year, with home prices up across nearly all major European mortgage markets.(xiv) Spreads on European RMBS widened in late 2018, but have rebounded like many other credit sectors and are 25 to 35 basis points tighter year-to-date, driven by the improving fundamental housing market performance, shrinking supply from lower new issuance volumes and positive geopolitical developments calming fears in the region.(iv) Although the timing of any Brexit resolution has now been extended in 2020, talks seem to be progressing towards a better outcome than the possibility of a "no-deal Brexit." Europe could also benefit from an easing of the U.S.-China trade tariff war, which has hampered global growth expectations over the past year. With potentially positive geopolitical developments and broad global central bank stimulus, we expect economic conditions to improve in Europe as well. Additionally, we expect the latest round of European Central Bank asset purchases, which were announced in September 2019 and scheduled to begin in November 2019, to provide further support for euro RMBS and ABS.(xv) Mortgage rates throughout the eurozone and U.K. remain historically low, which is a positive dynamic for European real estate and consumer credit. Consumer credit conditions remain healthy, employment continues to improve in Europe, incomes are rising across the majority of the region and consumer balance sheets are improving, helped by low rates and rising wages.

Performance Analysis

All share classes of the Fund underperformed both the Index and the Lipper U.S. Mortgage Funds Index for the 12 months ending October 31, 2019, assuming no deduction of applicable sales charges.

(iv)  Source: JP Morgan. Data as of October 31, 2019.

(xi)  Source: Bureau of Labor Statistics. Data as of October 31, 2019.

(xii)  Source: U.S. Bureau of Economic Analysis. Data as of October 31, 2019.

(xiii)  Source: U.S. Department of Labor. Data as of October 31, 2019.

(xiv)  Source: Eurostat. Data as of October 31, 2019.

(xv)  Source: European Central Bank. Data as of October 31, 2019.

The Fund performed well on an absolute basis, but the slight underperformance relative to the Index over the reporting period can largely be attributed to the portfolio's duration positioning, which ranged from 0.4 years to 0.8 years shorter than the Index over this time period. Given the sharp rally in interest rates, this shorter duration positioning was a large driver of underperformance relative to the Index during the period. The Fund's positions in U.S. non-agency RMBS, non-U.S. RMBS, and European and U.S. ABS all performed well on an absolute basis, but each sector underperformed the Index due to the large concentration of floating rate bonds in these sectors and their shorter duration nature, and thus had a corresponding lesser benefit from the rally in rates. On a duration-adjusted basis, all sectors of the Fund outperformed the Index. The Fund's U.S. agency MBS collateralized mortgage obligation (CMO) positions, which are primarily alternatives to specified pools, meaningfully outperformed the Index on an absolute basis during the 12-month period.

We still have a positive fundamental credit outlook for residential and consumer credit conditions in both the U.S. and Europe. We believe that agency MBS are under pressure from both increased prepayment risks from lower mortgage rates and also from the continued supply-demand dynamics from the Fed continuing to reduce its MBS holdings and bloated primary dealer inventories. Agency MBS spreads have widened materially over the past few months, reflecting these risks, and now offer more comparable relative value, but the supply pressure will likely remain in place going into year-end.

We continue to find attractive risk-adjusted relative value opportunities in the U.S. non-agency sector, and we are maintaining our overweight to this sector, although we have reduced our positioning over the past year due to spread tightening in the sector.

We continue to have a mixed view of CMBS; overall the sector seems marginally expensive on a risk-adjusted basis, but there are still a number of idiosyncratic opportunities that look compelling. We have reduced our overall CMBS exposure over the last several months as spreads have tightened in this market as well, and as we continue to selectively sell securities with potential credit concerns. We believe the spread compensation for taking risk has been reduced such that some opportunities no longer make sense from a risk-adjusted return perspective.

We remain positive on European RMBS opportunities given the positive credit picture, attractive spreads in select markets and the benefits of hedging euro- and sterling-denominated assets back into U.S. dollars. Historically low mortgage rates have made European home prices more affordable, and we expect rates to remain exceptionally low across Europe for the foreseeable future. Additionally, the employment picture has continued to improve in Europe, further supporting home prices.

From a duration perspective, we continue to run our portfolio slightly short, both from an absolute perspective and relative to our benchmark. We believe absolute yields are relatively low, already pricing future rate cuts, and that rates are unlikely to fall materially lower from current levels. Additionally, the yield curve is essentially flat such that the yield compensation for taking on additional duration exposure is minimal.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION* as of 10/31/19
Mortgages — Other	34.7%
Asset-Backed Securities	32.8
Agency Fixed Rate Mortgages	19.2
Short-Term Investments	5.7
Commercial Mortgage-Backed Securities	4.0
Collateralized Mortgage Obligations — Agency Collateral Series	3.5
Corporate Bonds	0.1

*  Does not include open long/short futures contracts with a value of $61,754,164 and net unrealized depreciation of $250,197. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $620,994.

LONG-TERM CREDIT ANALYSIS as of 10/31/19
AAA	40.63%
AA	4.86
A	7.84
BBB	6.18
BB	6.83
B or Below	10.59
Not Rated	23.07

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition data are stated as a percentage of total investments and all percentages for long-term credit analysis data are stated as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund normally invests at least 80 percent of its assets in mortgage-related securities. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. These mortgage-related securities may include mortgage-backed securities such as mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), stripped mortgage-backed securities ("SMBS"), commercial mortgage-backed securities ("CMBS") and inverse floating rate obligations ("inverse floaters"). The mortgage-backed securities in which the Fund invests may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. The Fund is not limited as to the maturities (when a debt security provides its final payment) or types of mortgage-backed securities in which it may invest.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual Reports and the Annual Reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the money market public website. You may, however, obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2019 (unaudited)
Symbol	Class A Shares* (since 07/28/97) MTGAX		Class L Shares** (since 07/28/97) MTGCX	Class I Shares† (since 07/28/97) MTGDX	Class C Shares†† (since 04/30/15) MSMTX		Class IS Shares††† (since 06/15/18) MORGX
1 Year	8.04 4.55[4]	%[3]	7.81 —%[3]	8.53 —%[3]	7.31 6.31[4]	%[3]	8.58 —%[3]
5 Years	4.45[3] 3.77[4]		4.17[3] —	4.83[3] —	— —		— —
10 Years	5.02[3] 4.67[4]		4.65[3] —	5.39[3] —	— —		— —
Since Inception	4.64[3] 4.49[4]		4.07[3] —	4.84[3] —	3.56[3] 3.56[4]		6.21[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class L, Class I, Class C and Class IS shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 3.25%. Effective August 1, 2019, the maximum front-end sales charge changed from 4.25% to 3.25%.

**  Class L has no sales charge. Class L shares are closed to new investments.

†  Class I has no sales charge.

††  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

†††  Class IS has no sales charge.

(1)  The Bloomberg Barclays U.S. Mortgage Backed Securities (MBS) Index tracks agency mortgage backed pass-through securities (both fixed-rate and hybrid ARM) guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). This Index is the Mortgage Backed Securities Fixed Rate component of the Bloomberg Barclays U.S. Aggregate Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper U.S. Mortgage Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper U.S. Mortgage Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper U.S. Mortgage Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2019.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/19 – 10/31/19.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period(1)
	05/01/19	10/31/19	05/01/19 – 10/31/19
Class A
Actual (3.72% return)	$1,000.00	$1,037.20	$5.08
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$5.04
Class L
Actual (3.61% return)	$1,000.00	$1,036.10	$6.62
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.56
Class I
Actual (3.95% return)	$1,000.00	$1,039.50	$3.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.73	$3.52
Class C
Actual (3.36% return)	$1,000.00	$1,033.60	$9.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.33	$8.94
Class IS
Actual (3.98% return)	$1,000.00	$1,039.80	$3.29
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.98	$3.26

  (1)  Expenses are equal to the Fund's annualized expense ratios of 0.99%, 1.29%, 0.69%, 1.76% and 0.64% for Class A, Class L, Class I, Class C and Class IS shares, respectively, multiplied by the average account value over the period and multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.21%, 1.83%, 0.96%, 1.94% and 32.47% for Class A, Class L, Class I, Class C and Class IS shares, respectively.

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Agency Fixed Rate Mortgages (19.4%)
	Federal Home Loan Mortgage Corporation,
	Conventional Pools:
$779		3.50%	08/01/49	$790,976
3,085		4.00	04/01/49 - 07/01/49	3,194,725
(a)		10.00	05/01/20 - 12/01/20	364
	Gold Pools:
986		3.50	01/01/44 - 05/01/49	1,014,531
1,169		4.00	12/01/41 - 10/01/45	1,240,274
1,131		4.50	03/01/41 - 01/01/49	1,211,976
101		5.00	12/01/40 - 05/01/41	109,550
17		5.50	07/01/37	18,596
19		6.00	12/01/37	22,275
15		6.50	06/01/29 - 09/01/33	17,229
51		7.50	05/01/35	60,625
26		8.00	08/01/32	30,490
40		8.50	08/01/31	47,957
(a)		10.00	10/01/21	141
	Federal National Mortgage Association,
	Conventional Pools:
499		2.50	09/01/49	493,175
4,226		3.50	09/01/42 - 07/01/49	4,376,808
3,693		4.00	04/01/45 - 08/01/49	3,867,854
3,067		4.50	08/01/40 - 08/01/49	3,180,011
1,385		5.00	11/01/40 - 01/01/49	1,486,898
11		5.50	08/01/37	12,766
442		6.50	02/01/28 - 12/01/33	495,091
15		7.00	07/01/23 - 06/01/32	14,572
64		7.50	08/01/37	75,706
67		8.00	04/01/33	80,628
65		8.50	10/01/32	77,694
51		9.50	04/01/30	57,064
	November TBA:
1,000	(b)	3.00	11/01/49	1,016,212

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association,
	November TBA:
$2,200	(b)	4.00%		11/20/49	$2,287,828
	Various Pools:
536		3.50		10/20/44 - 05/20/45	563,891
544		4.00		07/15/44 - 01/20/49	576,539
6,467		4.50		12/20/48 - 07/20/49	6,804,158
4,263		5.00		05/20/41 - 06/20/49	4,465,991
575		5.50		02/20/49 - 05/20/49	611,681
(a)		11.00		04/15/21	28
	Total Agency Fixed Rate Mortgages (Cost $37,861,038)				38,304,304
	Asset-Backed Securities (33.2%)
409	AAA Trust, 1 Month USD LIBOR + 0.41% (c)	2.215	(d)	02/27/35	383,227
241	Aaset Trust (c)	3.844		05/15/39	243,331
405	ABFC Trust, 1 Month USD LIBOR + 0.78%	2.603	(d)	10/25/33	393,597
	American Credit Acceptance Receivables Trust
400	(c)	4.84		04/14/25	412,001
500	(c)	5.02		12/10/24	511,701
600	American Homes 4 Rent (c)	5.885		04/17/52	656,636
600	American Homes 4 Rent Trust (c)	6.231		10/17/36	669,392
618	Ameriquest Mortgage Securities Inc., 1 Month USD LIBOR + 0.83%	2.648	(d)	04/25/34	619,224
	Amortizing Residential Collateral Trust
667	1 Month USD LIBOR + 0.50%	2.323	(d)	12/25/30	656,203
293	1 Month USD LIBOR + 0.76%	2.583	(d)	10/25/32	296,334
271	1 Month USD LIBOR + 0.64%	2.658	(d)	10/25/31	267,362
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates
316	1 Month USD LIBOR + 1.88%	3.698	(d)	04/25/34	323,165
600	5.63% – 1 Month USD LIBOR	3.875	(e)	12/25/33	595,418
	Avant Loans Funding Trust
300	(c)	4.65		04/15/26	304,837
200	(c)	4.79		05/15/24	202,593
	Bear Stearns Asset-Backed Securities Trust
301		4.322	(d)	07/25/36	302,460
17	1 Month USD LIBOR + 0.32%	2.143	(d)	01/25/47	17,367
190	1 Month USD LIBOR + 1.30%	3.123	(d)	10/27/32	189,803

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$190	1 Month USD LIBOR + 1.95%	3.773	(d)%	12/25/42	$193,843
	712	Business Loan Express Business Loan Trust, 1 Month USD LIBOR + 0.40% (c)	2.246	(d)	10/20/40	668,824
	2	CAM Mortgage Trust (c)	3.96		12/01/65	2,034
	250	Carnow Auto Receivables Trust (c)	3.36		06/17/24	250,118
	898	Cascade Funding Mortgage Trust	4.00		06/25/69	870,920
	208	Cendant Mortgage Corp. (c)	6.00	(d)	07/25/43	220,983
	260	CIM Small Business Loan Trust, 1 Month USD LIBOR + 1.40% (c)	3.246	(d)	03/20/43	259,974
	800	Citicorp Residential Mortgage Trust	5.226		03/25/37	834,735
	405	Conn's Receivables Funding 2018-A LLC (c)	6.02		01/15/23	408,042
		Conn's Receivables Funding 2019-A LLC
	600	(c)	4.36		10/16/23	606,895
	800	(c)	5.29		10/16/23	809,548
	450	Conn's Receivables Funding LLC (c)	5.95		11/15/22	453,975
		Countrywide Asset-Backed Certificates
	78	1 Month USD LIBOR + 0.62% (c)	2.443	(d)	06/25/33	78,745
	700	1 Month USD LIBOR + 1.73%	3.548	(d)	05/25/35	704,863
		Credit-Based Asset Servicing & Securitization LLC
	271	1 Month USD LIBOR + 1.60% (c)	3.423	(d)	09/25/35	276,949
	80	1 Month USD LIBOR + 3.08%	4.898	(d)	08/25/30	80,774
	240	(c)	6.75		05/25/36	267,939
	370	CWABS, Inc. Asset-Backed Certificates	5.119		02/25/34	370,180
	668	Diamond Resorts Owner Trust (c)	3.53		02/20/32	671,467
	400	DT Auto Owner Trust (c)	4.94		02/17/26	415,605
	638	ECAF I Ltd. (Ireland) (c)	4.947		06/15/40	640,640
	183	EMC Mortgage Loan Trust, 1 Month USD LIBOR + 1.00% (c)	2.823	(d)	11/25/30	183,650
EUR	538	European Residential Loan Securitisation 2019-NPL1 DAC, 1 Month EURIBOR + 2.00% (Ireland)	1.556	(d)	07/24/54	599,640
		Exeter Automobile Receivables Trust
	400	(c)	4.64		10/15/24	410,740
	200	(c)	5.38		07/15/25	208,934
CAD	650	Fairstone Financial Issuance Trust I (Canada) (c)	3.948		03/21/33	497,733
	$207	FCI Funding 2019-1 LLC (c)	3.63		02/18/31	208,381
		Finance of America Structured Securities Trust
	2,000	(c)	5.682	(d)	04/25/29	2,029,788
	3,300	(c)	6.00	(d)	09/25/28 - 04/25/29	3,239,604

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		FREED ABS Trust
	$1,000	(c)	3.19%		11/18/26	$998,903
	364	(c)	4.61		10/20/25	373,992
	878	Fremont Home Loan Trust, 1 Month USD LIBOR + 1.28%	3.098	(d)	02/25/33	876,386
		GLS Auto Receivables Issuer Trust
	550	(c)	4.52		02/17/26	563,264
	450	(c)	4.94		12/15/25	469,633
EUR	514	Grand Canal Securities GCS 2 A REGS, 1 Month EURIBOR + 1.00% (Ireland)	0.556	(d)	12/24/58	569,649
	$500	Home Partners of America Trust, 1 Month USD LIBOR + 2.35% (c)	4.239	(d)	07/17/37	499,898
		Invitation Homes Trust
	300	1 Month USD LIBOR + 1.65% (c)	3.539	(d)	07/17/37	300,970
	1,100	1 Month USD LIBOR + 2.00% (c)	3.889	(d)	03/17/37 - 07/17/37	1,102,119
	800	1 Month USD LIBOR + 2.00% (c)	3.914	(d)	06/17/37	801,328
	214	1 Month USD LIBOR + 2.25% (c)	4.139	(d)	12/17/36	214,602
	238	JOL Air Ltd. (Cayman Islands) (c)	3.967		04/15/44	240,737
	468	Kestrel Aircraft Funding Ltd. (c)	4.25		12/15/38	479,725
	331	Labrador Aviation Finance Ltd. (c)	4.30		01/15/42	339,235
	445	Lehman ABS Manufactured Housing Contract Trust	6.63	(d)	04/15/40	483,360
GBP	103	Marketplace Originated Consumer Assets 2017-1 PLC (United Kingdom)	2.611		12/20/27	132,997
	$155	MASTR Asset Securitization Trust, 1 Month USD LIBOR + 1.50%	3.323	(d)	05/25/33	156,340
	250	MASTR Asset-Backed Securities Trust, 1 Month USD LIBOR + 2.48%	4.298	(d)	09/25/34	257,289
	310	MERIT Securities Corp.	7.332		12/28/33	324,719
	373	METAL LLC (Cayman Islands) (c)	4.581		10/15/42	378,815
	265	Mid-State Capital Corp. Trust	7.758		01/15/40	305,981
	329	Morgan Stanley ABS Capital I, Inc. Trust (See Note 9), 1 Month USD LIBOR + 0.68%	2.503	(d)	08/25/34	326,607
	142	Morgan Stanley Dean Witter Capital I, Inc. Trust (See Note 9), 1 Month USD LIBOR + 1.28%	3.098	(d)	02/25/32	143,008
		Nationstar HECM Loan Trust
	2,000	(c)	5.804	(d)	06/25/29	2,017,079
	2,700	(c)	6.00	(d)	07/25/28 - 11/25/28	2,687,699
		New Century Home Equity Loan Trust
	142	1 Month USD LIBOR + 0.80%	2.623	(d)	11/25/33	128,372
	145	1 Month USD LIBOR + 1.35%	3.173	(d)	03/25/33	145,985

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$342	New Residential Mortgage LLC (c)	4.89%		05/25/23	$347,068
GBP	339	Newday Funding 2015-2 PLC, 1 Month GBP LIBOR + 3.30% (United Kingdom)	4.014	(d)	11/15/24	439,568
		NewDay Funding PLC
	250	1 Month GBP LIBOR + 2.10% % (United Kingdom) (c)	2.814	(d)	08/15/26	321,536
	400		3.114		12/15/26	521,686
	200	Newday Partnership Funding PLC, 1 Month GBP LIBOR + 2.10% (United Kingdom)	2.814	(d)	12/15/27	259,333
	$421	Newtek Small Business Loan Trust, 1 Month USD LIBOR + 1.70% (c)	3.523	(d)	02/25/44	421,636
	200	NovaStar Mortgage Funding Trust, 1 Month USD LIBOR + 1.58%	3.398	(d)	12/25/34	204,652
	382	NRZ Advance Receivables Trust (c)	3.33		07/15/52	384,405
		NRZ Excess Spread-Collateralized Notes
	250	(c)	4.374		01/25/23	251,877
	325	(c)	4.593		02/25/23	328,193
	33	Oak Hill Advisors Residential Loan Trust (c)	3.00		07/25/57	32,880
		Oakwood Mortgage Investors, Inc.
	849		7.405	(d)	06/15/31	253,046
	121		7.72		04/15/30	131,808
	251		7.84	(d)	11/15/29	270,885
	1,250	Ocwen Master Advance Receivables Trust (c)	3.107		08/15/50	1,253,573
	300	OnDeck Asset Securitization Trust LLC (c)	4.02		04/18/22	302,031
	800	Oxford Finance Funding 2019-1 LLC (c)	4.459		02/15/27	821,057
		PNMAC GMSR Issuer Trust
	500	1 Month USD LIBOR + 2.35% (c)	4.173	(d)	04/25/23	494,799
	700	1 Month USD LIBOR + 2.65% (c)	4.473	(d)	08/25/25	703,181
	400		4.673		02/25/23	402,861
	289	Pretium Mortgage Credit Partners LLC (c)	4.826		09/25/58	291,325
	400	Progress Residential Trust (c)	4.38		03/17/35	406,978
	563	Prosper Marketplace Issuance Trust (c)	5.50		10/15/24	568,328
	553	PRPM LLC (c)	3.967		04/25/24	555,731
	494	Raptor Aircraft Finance I LLC (c)	4.213		08/23/44	494,037
		RCO V Mortgage LLC
	253	(c)	4.00		05/25/23	254,052
	400	(c)	4.458		10/25/23	404,490
	250	Renaissance Home Equity Loan Trust	5.451		05/25/35	282,105
	900	Republic FInance Issuance Trust (c)	3.43		11/22/27	902,171
	1,300	RMF Buyout Issuance Trust	6.00		11/25/28	1,271,658
	251	S-Jets Ltd. (Bermuda) (c)	3.967		08/15/42	259,024

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Shenton Aircraft Investment I Ltd.
	$474	(c)	4.75%		10/15/42	$482,408
	326	(c)	5.75		10/15/42	329,094
		Skopos Auto Receivables Trust
	300	(c)	3.63		09/16/24	300,370
	690	(c)	4.77		04/17/23	699,665
		SLM Student Loan Trust
EUR	342	3 Month EURIBOR + 0.40%	0.00	(d)	10/25/39	371,731
	452	3 Month EURIBOR + 0.55%	0.117	(d)	12/15/33	488,457
	1,624	3 Month EURIBOR + 0.55%	0.148	(d)	07/25/39 - 01/25/40	1,707,174
GBP	413	3 Month GBP LIBOR + 0.55%	1.33	(d)	03/15/38	516,013
	205	Small Business Origination Loan Trust, 1 Month GBP LIBOR + 2.00% (United Kingdom)	2.714	(d)	12/15/26	266,940
		Sprite 2017-1 Ltd.
	$417	(c)	4.25		12/15/37	425,456
	607	(c)	6.90		12/15/37	601,339
	369	Stanwich Mortgage Loan Trust (c)	4.50		10/18/23	372,537
	479	START Ireland (Bermuda) (c)	4.089		03/15/44	490,875
	600	Starwood Waypoint Homes Trust, 1 Month USD LIBOR + 3.40% (c)	5.314	(d)	01/17/35	601,701
	350	Tricon American Homes Trust (c)	5.151		09/17/34	362,609
		Upstart Securitization Trust
	750	(c)	3.734		09/20/29	755,391
	76		3.887		08/20/25	76,074
	250	(c)	4.445		12/22/25	251,526
	500		4.997		08/20/25	505,222
	500	(c)	5.59		03/20/25	509,587
	197	Vantage Data Centers Issuer LLC (c)	4.072		02/16/43	204,465
	974	Vericrest Opportunity Loan Trust (c)	3.352		09/25/49	977,466
	400	Veros Automobile Receivables Trust (c)	3.98		04/17/23	399,841
	333	VOLT LXXV LLC (c)	4.336		01/25/49	336,262
	530	VOLT LXXX LLC (c)	3.228		10/25/49	531,629
	330	WAVE Trust (c)	3.844		11/15/42	334,467
		Total Asset-Backed Securities (Cost $64,786,580)				65,563,139
		Collateralized Mortgage Obligations - Agency Collateral Series (3.5%)
		Federal Home Loan Mortgage Corporation,
		IO
	6,205		0.661	(d)	10/25/20	25,627
	333		1.234	(d)	11/25/19	3

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	IO REMIC
$245		2.133	(d)%	10/15/41	$14,727
919		2.196	(d)	10/15/40	50,935
498		2.233	(d)	04/15/39	28,671
455		2.261	(d)	10/15/39	26,647
717		2.271	(d)	08/15/42	45,471
1,454		2.292	(d)	09/15/41	85,274
172		4.00		04/15/39	9,165
1,114	6.00% – 1 Month USD LIBOR	4.079	(e)	11/15/43 - 06/15/44	166,454
159	6.05% – 1 Month USD LIBOR	4.129	(e)	04/15/39	6,683
95		5.00		08/15/41	12,563
	IO STRIPS
2,207		1.651	(d)	10/15/37	104,545
98		7.00		06/15/30	19,763
111		7.50		12/15/29	22,634
	REMIC
197	12.00% – 2.67 x 1 Month USD LIBOR	6.583	(e)	12/15/43	218,661
	Federal National Mortgage Association,
	IO
935	6.39% – 1 Month USD LIBOR	4.567	(e)	09/25/20	9,601
	IO REMIC
2,346		1.888	(d)	03/25/46	130,761
775		2.055	(d)	10/25/39	39,179
859		2.193	(d)	03/25/44	45,845
2,481		3.50		02/25/39 - 03/25/43	126,498
747		3.827		11/25/41	43,600
945	6.05% – 1 Month USD LIBOR	4.227	(e)	06/25/42	166,285
441	6.55% – 1 Month USD LIBOR	4.727	(e)	08/25/41	43,266
	IO STRIPS
33		7.00		11/25/27	5,816
90		8.00		05/25/30 - 06/25/30	22,394
43		8.50		10/25/24	5,886
	REMIC
48	1 Month USD LIBOR + 1.20%	3.023	(d)	12/25/23	48,700
41		4.998	(d)	04/25/39	40,300
	Government National Mortgage Association
600		4.00		11/20/49	611,625
	IO
2,312		0.779	(d)	08/20/58	48,110
1,527		3.50		06/20/41 - 10/16/42	278,467

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$596	6.00% – 1 Month USD LIBOR	4.154	(e)%	08/20/42	$116,258
761	6.10% – 1 Month USD LIBOR	4.254	(e)	04/20/41 - 08/20/42	137,596
684	6.14% – 1 Month USD LIBOR	4.294	(e)	12/20/43	105,584
508	6.30% – 1 Month USD LIBOR	4.454	(e)	09/20/43	70,464
298		4.50		05/20/40	24,396
354	6.55% – 1 Month USD LIBOR	4.659	(e)	08/16/34	49,715
67		5.00		02/16/41	11,025
	IO PAC
70	6.05% – 1 Month USD LIBOR	4.204	(e)	01/20/40	502
647	6.15% – 1 Month USD LIBOR	4.304	(e)	10/20/41	29,992
85		5.00		10/20/40	7,909
	IO REMIC
903		3.50		05/20/43	149,650
	REMIC
115	1 Month USD LIBOR + 0.23%	2.319	(d)	05/20/65	114,754
348	1 Month USD LIBOR + 0.28%	2.369	(d)	02/20/68	345,962
321	1 Month USD LIBOR + 0.35%	2.439	(d)	02/20/68	320,170
305	1 Month USD LIBOR + 0.38%	2.469	(d)	12/20/60	304,229
97	1 Month USD LIBOR + 0.45%	2.539	(d)	02/20/61	96,604
343	1 Month USD LIBOR + 0.65%	2.739	(d)	12/20/64	343,612
99	1 Month USD LIBOR + 0.70%	2.789	(d)	08/20/63	99,397
337	1 Month USD LIBOR + 0.75%	2.839	(d)	10/20/63	340,060
159	1 Month USD LIBOR + 0.77%	2.859	(d)	02/20/66	158,800
337	1 Month USD LIBOR + 0.85%	2.939	(d)	09/20/66	339,672
131	1 Month USD LIBOR + 1.15%	2.996	(d)	11/20/59	132,027
382	1 Month USD LIBOR + 0.92%	3.009	(d)	07/20/65	386,055
615	1 Month USD LIBOR + 1.00%	3.089	(d)	06/20/63 - 12/20/65	624,302
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $5,479,944)				6,812,891
	Commercial Mortgage-Backed Securities (4.1%)
133	Banc of America Commercial Mortgage Trust	3.167		09/15/48	111,849
350	BBCMS Trust (c)	4.284	(d)	09/10/28	347,369
247	CG-CCRE Commercial Mortgage Trust, 1 Month USD LIBOR + 1.85% (c)	3.768	(d)	11/15/31	246,756
	Citigroup Commercial Mortgage Trust
220		4.569	(d)	09/10/58	232,292
	IO
2,183		0.92	(d)	09/10/58	92,213
	COMM Mortgage Trust
400	(c)	3.461	(d)	08/10/29	396,408

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$100	(c)	4.73	(d)%	07/15/47	$101,165
	389	(c)	4.89	(d)	11/10/46	405,567
		IO
	1,172		0.776	(d)	10/10/47	34,975
	200	Commercial Mortgage Lease-Backed Certificates (c)	7.96	(d)	06/20/31	215,489
		Commercial Mortgage Pass-Through Certificates
	187	(c)	4.639	(d)	02/10/47	187,281
		IO
	2,380		0.617	(d)	02/10/47	54,054
	127	Commercial Mortgage Trust (c)	6.394	(d)	06/10/36	130,371
	1,468	COOF Securitization Trust, IO (c)	2.548	(d)	10/25/40	111,922
	2,944	COOF Securitization Trust II, IO (c)	2.347	(d)	08/25/41	195,273
EUR	365	DECO 2015 - HARP DAC, 3 Month EURIBOR + 2.40% (Ireland)	2.40	(d)	04/27/27	414,606
	$194	Government National Mortgage Association, REMIC, 1 Month USD LIBOR + 0.70%	2.789	(d)	02/20/62	195,118
	6,679	GS Mortgage Securities Corp. II, IO (c)	0.457	(d)	10/10/32	87,706
		GS Mortgage Securities Trust
	450		3.345		07/10/48	430,079
	370	(c)	4.748	(d)	08/10/46	383,723
		IO
	1,813		0.741	(d)	09/10/47	53,352
	1,565		1.06	(d)	04/10/47	50,398
		JP Morgan Chase Commercial Mortgage Securities Trust
	50		5.464	(d)	01/15/49	49,932
		IO
	1,801		0.738	(d)	12/15/49	59,022
		JPMBB Commercial Mortgage Securities Trust
	267	(c)	4.68	(d)	04/15/47	275,090
	189	(c)	10.978		08/15/48	193,285
		IO
	3,185		0.763	(d)	01/15/47	85,937
		KGS-Alpha SBA COOF Trust,
		IO
	1,157	(c)	2.693	(d)	07/25/41	144,375
	1,298	(c)	3.135	(d)	04/25/40	83,336
	300	Multifamily Connecticut Avenue Securities Trust, 1 Month USD LIBOR + 1.70% (c)	3.50	(d)	10/15/49	302,167
		Natixis Commercial Mortgage Securities Trust
	720	(c)	3.902		10/15/36	725,945

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$600	(c)	4.409	(d)%	02/15/39	$655,484
	500	SG Commercial Mortgage Securities Trust (c)	4.509	(d)	02/15/41	509,508
	3,970	UBS Commercial Mortgage Trust, IO	0.894	(d)	03/15/51	251,702
	306	Wells Fargo Commercial Mortgage Trust (c)	3.153		09/15/57	288,452
		Total Commercial Mortgage-Backed Securities (Cost $7,467,730)				8,102,201
		Corporate Bond (0.1%)
		Finance
	350	DP Facilities Data Center Subordinated Pass-Through Trust (c) (Cost $231,122)	0.00	(d)	11/10/28	218,750
		Mortgages - Other (35.2%)
		Adjustable Rate Mortgage Trust
	136		4.046	(d)	02/25/36	122,039
	180		4.212	(d)	04/25/35	176,797
GBP	295	Alba 2005-1 PLC (United Kingdom)	1.395		11/25/42	355,370
		Alternative Loan Trust
	$92		5.50		02/25/25 - 01/25/36	86,561
	268		5.75		03/25/34	288,301
	398		6.25	(d)	08/25/37	340,489
	100	40.02% – 6 x 1 Month USD LIBOR	29.084	(e)	05/25/37	203,849
	1,024	American Home Mortgage Investment Trust, IO	2.078		05/25/47	120,231
		Banc of America Funding Trust
	63		5.25		07/25/37	62,522
	615		5.50		09/25/35	680,403
	158	Banc of America Mortgage Trust	5.50		04/25/35	164,480
	728	Bear Stearns Asset-Backed Securities I Trust, 25.636% – 3.29 x 1 Month USD LIBOR	19.004	(e)	03/25/36	604,803
	6,082	Bear Stearns Mortgage Funding Trust, IO	0.50		01/25/37	171,272
		Cascade Funding Mortgage Trust
	1,347		2.80		06/25/69	1,358,974
	1,663		4.00		10/25/68	1,682,580
	323	(c)	4.58		06/25/48	323,975
EUR	267	Challenger Millennium Trust, 3 Month EURIBOR + 0.32% (Australia)	0.00	(d)	04/07/38	290,358
	$300	CHL GMSR Issuer Trust, 1 Month USD LIBOR + 2.75% (c)	4.573	(d)	05/25/23	301,231
		CHL Mortgage Pass-Through Trust
	316		3.472	(d)	09/25/34	237,456
	165		4.068	(d)	05/20/34	168,890
	301		4.342	(d)	10/25/33	310,465

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$364		5.50%		10/25/34	$374,776
	107		6.00		12/25/36	97,904
CAD	253	Classic RMBS Trust (Canada) (c)	3.064		08/16/49	191,973
GBP	167	Clavis Securities PLC, 3 Month GBP LIBOR + 0.45% (United Kingdom)	1.231	(d)	12/15/40	182,041
EUR	322	Credit Suisse European Mortgage Capital Ltd., 3 Month EURIBOR + 2.50% (Spain)	2.50	(d)	04/15/20	358,873
	$393	Credit Suisse First Boston Mortgage Securities Corp., 1 Month USD LIBOR + 3.30%	5.123	(d)	02/25/32	380,913
		CSFB Mortgage-Backed Pass-Through Certificates
	405		4.201	(d)	05/25/34	423,892
	500		6.50		11/25/35	190,314
EUR	750	Dssv Sarl (Spain)	3.00		10/15/24	836,475
	600	E-Mac de, 3 Month EURIBOR + 0.21% (Germany)	3.338	(d)	05/25/57	634,366
	168	E-MAC NL 2005-I BV, 3 Month EURIBOR + 0.23% (Netherlands)	4.598	(d)	04/25/38	158,204
	638	E-MAC NL 2005-III BV, 3 Month EURIBOR + 0.17% (Netherlands)	1.758	(d)	07/25/38	675,756
	466	E-MAC NL 2006-II BV, 3 Month EURIBOR + 0.13% (Netherlands)	0.818	(d)	01/25/39	479,226
	268	E-MAC NL BV, 3 Month EURIBOR + 0.18% (Netherlands)	1.858	(d)	07/25/36	284,680
		E-MAC Program BV
	891	3 Month EURIBOR + 0.13% (Netherlands)	0.958	(d)	04/25/39	927,886
	600	3 Month EURIBOR + 2.00% (Netherlands)	2.898	(d)	01/25/48	658,537
	190	E-MAC Program II BV, 3 Month EURIBOR + 2.00% (Netherlands)	3.848	(d)	04/25/48	202,612
	402	EMF-NL Prime, 3 Month EURIBOR + 0.80% (Netherlands)	0.382	(d)	04/17/41	423,308
	200	EMF-NL Prime 2008-ABV, 3 Month EURIBOR + 0.85% (Netherlands)	0.432	(d)	04/17/41	188,228
	286	Eurohome Mortgages PLC, 3 Month EURIBOR + 0.21% (Germany)	0.00	(d)	08/02/50	282,802
	$500	Eurosail 2006-2bl PLC, 3 Month USD LIBOR + 0.24% (United Kingdom) (c)	2.359	(d)	12/15/44	474,944
EUR		Eurosail BV
	342	3 Month EURIBOR + 1.50% (Netherlands)	1.082	(d)	10/17/40	382,253
	850	3 Month EURIBOR + 1.80% (Netherlands)	1.382	(d)	10/17/40	945,322
	300	3 Month EURIBOR + 2.20% (Netherlands)	1.782	(d)	10/17/40	323,811

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
GBP	615	Eurosail PLC, 3 Month GBP LIBOR + 0.95% (United Kingdom)	1.735	(d)%	06/13/45	$776,326
		Federal Home Loan Mortgage Corporation
	$2,069		3.00		09/25/45 - 05/25/47	2,088,404
	837		3.50		05/25/45 - 05/25/47	859,212
		FMC GMSR Issuer Trust
	750	(c)	4.23	(d)	09/25/24	752,014
	1,000	(c)	5.07	(d)	05/25/24	1,034,746
EUR	409	Fondo de Titulizacion de Activos UCI 17, 3 Month EURIBOR + 0.16% (Spain)	0.00	(d)	12/17/49	420,751
	$593	Galton Funding Mortgage Trust (c)	4.00	(d)	11/25/57 - 02/25/59	606,793
EUR	564	GC Pastor Hipotecario 5 FTA, 3 Month EURIBOR + 0.17% (Spain)	0.00	(d)	06/21/46	568,933
		Government National Mortgage Association
	$136		2.539		06/20/61	136,291
	249		2.569		12/20/64	248,858
	545		2.839		10/20/66	547,675
		Great Hall Mortgages No 1 PLC
EUR	500	3 Month EURIBOR + 0.22% (United Kingdom)	0.00	(d)	03/18/39	500,308
GBP	500	3 Month GBP LIBOR + 0.30% (United Kingdom)	1.076	(d)	06/18/39	578,512
	$44	GreenPoint Mortgage Funding Trust, 1 Month USD LIBOR + 0.16%	1.983	(d)	02/25/37	44,202
EUR	788	Grifonas Finance PLC, 6 Month EURIBOR + 0.28% (Greece)	0.00	(d)	08/28/39	824,986
	$239	GSAA Trust	6.00		04/01/34	256,981
		GSR Mortgage Loan Trust
	56	1 Month USD LIBOR + 0.25%	2.073	(d)	03/25/35	33,006
	333		4.196	(d)	12/25/34	340,817
	565		4.764	(d)	12/25/34	570,961
	171		5.00		02/25/34	178,392
	8		5.50		11/25/35	7,910
	196		6.00		09/25/35	209,583
		HarborView Mortgage Loan Trust
	129	1 Month USD LIBOR + 0.19%	2.036	(d)	01/19/38	125,592
	238		4.56	(d)	05/19/33	248,181
	300	Headlands Residential LLC (c)	3.967		06/25/24	302,886
EUR	100	Hipocat 11 FTA, 3 Month EURIBOR + 0.13% (Spain)	0.00	(d)	01/15/50	105,910
	825	IM Pastor 3 FTH, 3 Month EURIBOR + 0.14% (Spain)	0.00	(d)	03/22/43	848,989

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$419	IM Pastor 4 FTA, 3 Month EURIBOR + 0.14% (Spain)	0.00	(d)%	03/22/44	$433,043
	153	Impac CMB Trust, 1 Month USD LIBOR + 0.80%	2.618	(d)	10/25/34	149,963
	315	IndyMac INDX Mortgage Loan Trust	4.322	(d)	11/25/34	326,620
	169	JP Morgan Mortgage Trust (c)	3.713	(d)	07/27/37	174,106
EUR	256	Landmark Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.60% (United Kingdom)	0.20	(d)	06/17/38	266,803
	329	Lansdowne Mortgage Securities No. 1 PLC, 3 Month EURIBOR + 0.30% (Ireland)	0.00	(d)	06/15/45	350,344
	551	Lansdowne Mortgage Securities No. 2 PLC, 3 Month EURIBOR + 0.34% (Ireland)	0.00	(d)	09/16/48	559,538
	$600	LHOME Mortgage Trust (c)	4.58		10/25/23	608,779
EUR	340	Ludgate Funding PLC, 3 Month EURIBOR + 0.42% (United Kingdom)	0.00	(d)	12/01/60	332,929
		Magnolia Finance XI DAC
	1,609	3 Month EURIBOR + 2.75% (c) (Spain)	2.75	(d)	04/20/20	1,794,365
		IO
	386	(c)	0.25		04/20/20	86
GBP	500	Mansard Mortgages 2007-2 PLC, 3 Month GBP LIBOR + 0.80% (United Kingdom)	1.581	(d)	12/15/49	586,902
		Mansard Mortgages PLC
	213	3 Month GBP LIBOR + 0.30% (United Kingdom)	1.085	(d)	04/15/49	255,963
	177	3 Month GBP LIBOR + 0.60% (United Kingdom)	1.385	(d)	10/15/48	213,517
	$36	MASTR Adjustable Rate Mortgages Trust	4.584	(d)	02/25/36	36,106
		MASTR Alternative Loan Trust
	155		5.00		05/25/18	162,608
	164		6.00		05/25/33	177,705
	227	MASTR Asset Securitization Trust	5.50		10/25/25	229,260
	152	MASTR Reperforming Loan Trust (c)	7.50		05/25/35	155,433
	464	MERIT Securities Corp., 1 Month USD LIBOR + 2.25% (c)	4.743	(d)	09/28/32	414,387
		Merrill Lynch Mortgage Investors Trust
	28	6 Month USD LIBOR + 0.50%	2.559	(d)	04/25/29	28,348
	78		4.216	(d)	01/25/37	81,192
	116		4.405	(d)	08/25/33	122,260
	194		4.749	(d)	02/25/34	204,638
	136	Morgan Stanley Dean Witter Capital I, Inc. Trust (See Note 9)	3.837	(d)	03/25/33	137,233
	85	Morgan Stanley Mortgage Loan Trust (See Note 9)	4.663	(d)	02/25/34	89,231

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$323	Mortgage Equity Conversion Asset Trust, 1 Year CMT + 0.47% (c)	2.45	(d)%	02/25/42	$307,152
GBP	500	Mortgage Funding 2008-1 PLC, 3 Month GBP LIBOR + 3.20% (United Kingdom)	3.985	(d)	03/13/46	652,842
	$275	National City Mortgage Capital Trust	6.00		03/25/38	282,654
	600	Natixis Commercial Mortgage Securities Trust (c)	4.135	(d)	05/15/39	614,117
GBP	247	Newgate Funding PLC, 3 Month GBP LIBOR + 3.00% (United Kingdom)	3.781	(d)	12/15/50	309,931
	$367	NRPL Trust (c)	4.25	(d)	07/25/67	369,867
	500	OBX 2019-EXP3 Trust (c)	3.50	(d)	10/25/59	504,920
	300	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates 2005-1, 1 Month USD LIBOR + 2.03%	3.848	(d)	02/25/35	305,890
EUR	600	Paragon Mortgages No. 14 PLC, 3 Month EURIBOR + 0.36% (United Kingdom)	0.00	(d)	09/15/39	579,747
		Paragon Mortgages No. 9 PLC
GBP	59	3 Month GBP LIBOR + 1.04% (United Kingdom)	1.808	(d)	05/15/41	72,498
	$206	3 Month USD LIBOR + 0.36%	2.518	(d)	05/15/41	198,030
AUD	240	Pepper Residential Securities (Australia)	3.092		03/10/58	164,431
	$604	Preston Ridge Partners Mortgage (c)	4.50		01/25/24	608,800
	621	RALI Trust	6.00		05/25/36 - 11/25/36	593,534
	167	RBSSP Resecuritization Trust (c)	23.044	(d)	09/26/37	261,209
	263	RCO Trust (c)	4.27	(d)	12/26/53	268,369
AUD	451	RedZed Trust (Australia)	2.303		03/09/56	310,853
	$349	Reperforming Loan REMIC Trust (c)	8.50		06/25/35	383,966
	13,840	Residential Asset Securitization Trust, IO	0.50		04/25/37	445,069
	500	RESIMAC, 1 Month USD LIBOR + 1.45% (Australia) (c)	3.377	(d)	09/11/48	507,665
EUR	545	ResLoC UK PLC, 3 Month EURIBOR + 0.45% (United Kingdom)	0.017	(d)	12/15/43	543,543
		Ripon Mortgages PLC
GBP	319	3 Month GBP LIBOR + 1.50% (United Kingdom)	2.261	(d)	08/20/56	411,347
	470	3 Month GBP LIBOR + 1.80% (United Kingdom)	2.561	(d)	08/20/56	607,219
	$1,100	RMF Buyout Issuance Trust	4.23		07/25/29	1,106,011
		Rochester Financing No. 2 PLC
GBP	354	3 Month GBP LIBOR + 1.75% (United Kingdom)	2.526	(d)	06/18/45	459,910
	200	3 Month GBP LIBOR + 2.25% (United Kingdom)	3.026	(d)	06/18/45	260,767
	300	3 Month GBP LIBOR + 2.75% (United Kingdom)	3.526	(d)	06/18/45	391,617
AUD	600	Sapphire Trust (Australia)	2.34		03/21/50	412,769

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Seasoned Credit Risk Transfer Trust
	$1,091		2.75%		05/25/57	$1,117,904
	6,787		3.00		09/25/55 - 10/25/58	6,938,929
	676		3.25		07/25/56	698,474
	2,335	(c)	4.00	(d)	08/25/56 - 10/25/58	2,423,993
	417	(c)	4.75	(d)	07/25/58 - 10/25/58	425,195
		Sequoia Mortgage Trust
	856	1 Month USD LIBOR + 0.64%	2.486	(d)	04/19/27	848,899
	139	1 Month USD LIBOR + 0.78%	2.626	(d)	01/20/36	136,822
	437	Structured Adjustable Rate Mortgage Loan Trust	4.294	(d)	02/25/35	442,034
		Structured Asset Mortgage Investments II Trust
	171	1 Month USD LIBOR + 0.46%	2.283	(d)	05/25/45	172,271
	91		2.356	(d)	04/19/35	87,760
		Structured Asset Securities Corp. Mortgage Pass-Through Certificates
	256		4.75		10/25/34	270,757
	461		4.899	(d)	11/25/30	464,911
	714	Structured Asset Securities Corp. Reverse Mortgage Loan Trust, 1 Month USD LIBOR + 1.85% (c)	3.673	(d)	05/25/47	637,043
EUR	700	TDA 27 FTA, 3 Month EURIBOR + 0.19% (Spain)	0.00	(d)	12/28/50	693,159
		THRONES PLC
GBP	400	3 Month GBP LIBOR + 1.40% (United Kingdom)	2.181	(d)	03/18/50	518,097
	500	3 Month GBP LIBOR + 2.25% (United Kingdom)	3.031	(d)	03/18/50	649,395
	250	Trinity Square PLC, 3 Month GBP LIBOR + 3.40% (United Kingdom)	4.185	(d)	07/15/51	329,496
	$360	VCAT Asset Securitization, LLC	4.36		02/25/49	362,933
		Warwick Finance Residential Mortgages No. 2 PLC
GBP	400	3 Month GBP LIBOR + 2.00% (United Kingdom)	2.765	(d)	09/21/49	520,245
	200	3 Month GBP LIBOR + 2.20% (United Kingdom)	2.965	(d)	09/21/49	260,066
	$153	Washington Mutual Mortgage Pass-Through Certificates Trust	4.317	(d)	09/25/33	160,088
		Total Mortgages - Other (Cost $67,008,357)				69,331,918
		Short-Term Investments (5.7%)
		U.S. Treasury Securities (1.2%)
		U.S. Treasury Bills
	1,500	(f)(g)	1.955		11/21/19	1,498,400
	820	(f)(g)	2.018		11/21/19	819,397
						2,317,797

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

NUMBER OF SHARES (000)		COUPON RATE	MATURITY DATE	VALUE
	Investment Company (4.5%)
8,965	Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (See Note 9) (Cost $8,965,056)			$8,965,056
	Total Short-Term Investments (Cost $11,282,853)			11,282,853
	Total Investments (Cost $194,117,624) (h)(i)		101.2%	199,616,056
	Liabilities in Excess of Other Assets		(1.2)	(2,425,168)
	Net Assets		100.0%	$197,190,888

  CMT  Constant Maturity Treasury Note Rate.

  EURIBOR  Euro Interbank Offered Rate.

  IO  Interest Only.

  LIBOR  London Interbank Offered Rate.

  PAC  Planned Amortization Class.

  REMIC  Real Estate Mortgage Investment Conduit.

  STRIPS  Separate Trading of Registered Interest and Principal of Securities.

  TBA  To Be Announced.

  (a)  Par is less than $500.

  (b)  Security is subject to delayed delivery.

  (c)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (d)  Floating or variable rate securities: The rates disclosed are as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

  (e)  Inverse Floating Rate Security - Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at October 31, 2019.

  (f)  Rate shown is the yield to maturity at October 31, 2019.

  (g)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

  (h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, open foreign currency forward exchange contracts and futures contracts.

  (i)  At October 31, 2019, the aggregate cost for federal income tax purposes is $193,246,458. The aggregate gross unrealized appreciation is $6,412,269 and the aggregate gross unrealized depreciation is $913,861, resulting in net unrealized appreciation of $5,498,408.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Portfolio of Investments  ■  October 31, 2019 continued

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at October 31, 2019:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Bank of America NA	CAD	253,584		$191,075	12/18/19	$(1,502)
Bank of America NA	EUR	5,000		$5,520	12/18/19	(74)
Bank of America NA	EUR	2,798		$3,119	12/18/19	(11)
Barclays Bank PLC	AUD	1,336,270		$919,984	12/18/19	(2,258)
Barclays Bank PLC	EUR	40,394		$44,674	12/18/19	(515)
Barclays Bank PLC	EUR	161,858		$177,904	12/18/19	(3,167)
Barclays Bank PLC	EUR	226,839		$252,780	12/18/19	(986)
BNP Paribas SA	EUR	539,698		$594,900	12/18/19	(8,863)
BNP Paribas SA	EUR	554,817		$613,505	12/18/19	(7,172)
BNP Paribas SA		$21,389	AUD	31,396	12/18/19	279
BNP Paribas SA		$225,426	EUR	202,726	12/18/19	1,365
BNP Paribas SA		$17,941	GBP	14,575	12/18/19	967
Citibank NA		$24,089	AUD	35,953	12/18/19	724
Citibank NA		$75,070	GBP	60,000	12/18/19	2,766
Goldman Sachs International	GBP	8,815,984		$10,917,406	12/18/19	(519,364)
JPMorgan Chase Bank NA	EUR	17,441,363		$19,429,242	12/18/19	(82,499)
JPMorgan Chase Bank NA		$479,117	GBP	370,297	12/18/19	1,261
Royal Bank of Canada	CAD	647,172		$490,341	12/18/19	(1,135)
State Street Bank and Trust Co.	EUR	71,000		$78,618	12/18/19	(810)
						$(620,994)

Futures Contracts:

The Fund had the following futures contracts open at October 31, 2019:

	NUMBER OF CONTRACTS	EXPIRATION DATE	NOTIONAL AMOUNT (000)	VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
U.S. Treasury 30 yr. Bond	55	Dec-19	$5,500	$8,875,625	$(262,903)
U.S. Treasury 10 yr. Ultra Long Bond	40	Dec-19	4,000	5,684,375	(96,257)
U.S. Treasury Ultra Bond	8	Dec-19	800	1,518,000	(72,713)
U.S. Treasury 10 yr. Note	38	Dec-19	3,800	4,951,281	22,938
Short:
U.S. Treasury 5 yr. Note	83	Dec-19	(8,300)	(9,893,860)	79,390
U.S. Treasury 2 yr. Note	143	Dec-19	(28,600)	(30,831,023)	79,348
					$(250,197)

Currency Abbreviations:

AUD  Australian Dollar.

CAD  Canadian Dollar.

EUR  Euro.

GBP  British Pound.

USD  United States Dollar.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements

Statement of Assets and Liabilities October 31, 2019

Assets:
Investments in securities, at value (cost $184,475,202)	$189,954,921
Investment in affiliates, at value (cost $9,642,422)	9,661,135
Total investments in securities, at value (cost $194,117,624)	199,616,056
Unrealized appreciation on open foreign currency forward exchange contracts	7,362
Cash (including foreign currency valued at $8,567 with a cost of $8,559)	1,369,520
Receivable for:
Interest and paydown	509,261
Shares of beneficial interest sold	358,566
Variation margin on open futures contracts	110,071
Dividends from affiliate	10,667
Prepaid expenses and other assets	74,154
Total Assets	202,055,657
Liabilities:
Unrealized depreciation on open foreign currency forward exchange contracts	628,356
Payable for:
Investments purchased	3,906,637
Transfer and sub transfer agent fees	47,610
Trustees' fees	43,297
Dividends to shareholders	27,960
Shares of beneficial interest redeemed	26,793
Distribution fee	19,202
Administration fee	13,224
Advisory fee	3,352
Accrued expenses and other payables	148,338
Total Liabilities	4,864,769
Net Assets	$197,190,888
Composition of Net Assets:
Paid-in-capital	$189,291,529
Total Distributable Earnings	7,899,359
Net Assets	$197,190,888
Class A Shares:
Net Assets	$64,084,782
Shares Outstanding (unlimited shares authorized, $0.01 par value)	7,288,719
Net Asset Value Per Share	$8.79
Maximum Offering Price Per Share (net asset value plus 3.36% of net asset value)	$9.09
Class L Shares:
Net Assets	$1,167,343
Shares Outstanding (unlimited shares authorized, $0.01 par value)	133,948
Net Asset Value Per Share	$8.71
Class I Shares:
Net Assets	$125,752,059
Shares Outstanding (unlimited shares authorized, $0.01 par value)	14,548,322
Net Asset Value Per Share	$8.64
Class C Shares:
Net Assets	$6,176,147
Shares Outstanding (unlimited shares authorized, $0.01 par value)	707,985
Net Asset Value Per Share	$8.72
Class IS Shares:
Net Assets	$10,557
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,222
Net Asset Value Per Share	$8.64

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statement of Operations For the year ended October 31, 2019

Net Investment Income: Income
Interest (net of $29 foreign withholding tax)	$6,746,717
Dividends from affiliate (Note 9)	395,253
Total Income	7,141,970
Expenses
Advisory fee (Note 4)	818,678
Distribution fee (Class A shares) (Note 5)	154,522
Distribution fee (Class B shares) (Note 5)*	323
Distribution fee (Class L shares) (Note 5)	5,782
Distribution fee (Class C shares) (Note 5)	54,089
Sub transfer agent fees and expenses (Class A shares)	53,169
Sub transfer agent fees and expenses (Class B shares)*	44
Sub transfer agent fees and expenses (Class L shares)	798
Sub transfer agent fees and expenses (Class I shares)	111,487
Sub transfer agent fees and expenses (Class C shares)	2,970
Professional fees	163,836
Administration fee (Note 4)	139,349
Registration fees	113,592
Shareholder reports and notices	53,672
Transfer agent fees and expenses (Class A shares) (Note 6)	29,753
Transfer agent fees and expenses (Class B shares) (Note 6)*	1,061
Transfer agent fees and expenses (Class L shares) (Note 6)	3,748
Transfer agent fees and expenses (Class I shares) (Note 6)	13,474
Transfer agent fees and expenses (Class C shares) (Note 6)	2,587
Transfer agent fees and expenses (Class IS shares) (Note 6)	2,090
Custodian fees (Note 7)	50,364
Trustees' fees and expenses	9,351
Other	75,958
Total Expenses	1,860,697
Less: waiver of Advisory fees (Note 4)	(292,477)
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(20,088)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)*	(801)
Less: reimbursement of class specific expenses (Class L shares) (Note 4)	(2,776)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(73,207)
Less: reimbursement of class specific expenses (Class IS shares) (Note 4)	(2,090)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 9)	(26,531)
Net Expenses	1,442,727
Net Investment Income	5,699,243
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	553,337
Investments in affiliates (Note 9)	6,602
Futures contracts	2,340,812
Foreign currency forward exchange contracts	1,950,286
Foreign currency translation	(20,003)
Net Realized Gain	4,831,034
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,947,408
Investments in affiliates (Note 9)	1,033
Futures contracts	390,499
Foreign currency forward exchange contracts	(1,044,497)
Foreign currency translation	52
Net Change in Unrealized Appreciation (Depreciation)	3,294,495
Net Gain	8,125,529
Net Increase	$13,824,772

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2019	FOR THE YEAR ENDED OCTOBER 31, 2018
Increase (Decrease) in Net Assets: Operations:
Net investment income	$5,699,243	$4,030,574
Net realized gain (loss)	4,831,034	(439,555)
Net change in unrealized appreciation (depreciation)	3,294,495	(3,150,814)
Net Increase	13,824,772	440,205
Dividends and Distributions to Shareholders:
Class A shares	(1,909,619)	(1,966,873)
Class B shares*	(1,093)	(5,237)
Class L shares	(32,731)	(45,286)
Class I shares	(3,602,449)	(1,917,051)
Class C shares	(127,304)	(84,706)
Class IS shares	(358)	(139	)(a)
Total Dividends and Distributions to Shareholders	(5,673,554)	(4,019,292)
Net increase from transactions in shares of beneficial interest	59,342,446	21,161,890
Net Increase	67,493,664	17,582,803
Net Assets:
Beginning of period	129,697,224	112,114,421
End of Period	$197,190,888	$129,697,224

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

(a)  For the period June 15, 2018 through October 31, 2018.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019

1. Organization and Accounting Policies

Morgan Stanley Mortgage Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is to seek a high level of current income. The Fund was organized as a Massachusetts business trust on November 20, 1986 and commenced operations on March 31, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares, Class C shares and Class IS shares. The six classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, most Class B shares and most Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class L shares, Class I shares and Class IS shares are not subject to a sales charge. Additionally, Class A shares, Class B shares, Class L shares and Class C shares incur distribution expenses.

The Fund suspended offering Class B and Class L shares to all investors (February 25, 2013 and April 30, 2015, respectively). Class B and Class L shareholders of the Fund do not have the option of purchasing additional Class B or Class L shares. However, the existing Class B and Class L shareholders may invest through reinvestment of dividends and distributions. Effective February 28, 2019, Class B shares generally converted to Class A shares approximately six years after the end of the calendar month in which the shares were purchased. As of the reporting period, all Class B shares were redeemed/converted to Class A shares and there were no shares outstanding. Accordingly, no financial highlights have been presented for Class B.

The following is a summary of significant accounting policies:

In August 2018, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2018-13, Fair Value Measurement (Topic 820) — Disclosures Framework — Changes to Disclosure Requirements of Fair Value Measurement ("ASU 2018-13") which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 as permitted by the standard. The impact of the Fund's adoption was limited to changes in the Fund's financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable.

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Notes to Financial Statements  ■  October 31, 2019 continued

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) when market quotations are not readily available, including circumstances under which the Adviser, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (3) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and

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Notes to Financial Statements  ■  October 31, 2019 continued

procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

D. Multiple Class Allocations — Investment income, realized and unrealized gain (loss) and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability

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Notes to Financial Statements  ■  October 31, 2019 continued

developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2019:

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Agency Fixed Rate Mortgages	$—	$38,304,304	$—	$38,304,304
Asset-Backed Securities	—	65,563,139	—	65,563,139
Collateralized Mortgage Obligations — Agency Collateral Series	—	6,812,891	—	6,812,891
Commercial Mortgage-Backed Securities	—	8,102,201	—	8,102,201
Corporate Bond	—	218,750	—	218,750
Mortgages — Other	—	69,331,918	—	69,331,918
Total Fixed Income Securities	—	188,333,203	—	188,333,203

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Notes to Financial Statements  ■  October 31, 2019 continued

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Short-Term Investments
U.S. Treasury Securities	$—	$2,317,797	$—	$2,317,797
Investment Company	8,965,056	—	—	8,965,056
Total Short-Term Investments	8,965,056	2,317,797	—	11,282,853
Foreign Currency Forward Exchange Contracts	—	7,362	—	7,362
Futures Contracts	181,676	—	—	181,676
Total Assets	9,146,732	190,658,362	—	199,805,094
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(628,356)	—	(628,356)
Futures Contracts	(431,873)	—	—	(431,873)
Total Liabilities	(431,873)	(628,356)	—	(1,060,229)
Total	$8,714,859	$190,030,006	$—	$198,744,865

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3. Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts — In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures — A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The

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Notes to Financial Statements  ■  October 31, 2019 continued

value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2019:

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$181,676	(a)	Variation margin on open futures contracts	$(431,873	)(a)
Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	7,362		Unrealized depreciation on open foreign currency forward exchange contracts	(628,356)
		$189,038			$(1,060,229)

(a)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

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Notes to Financial Statements  ■  October 31, 2019 continued

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2019 in accordance with ASC 815:

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS
Interest Rate Risk	$2,340,812	$—
Currency Risk	—	1,950,286
Total	$2,340,812	$1,950,286

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES

PRIMARY RISK EXPOSURE	FUTURES CONTRACTS	FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS
Interest Rate Risk	$390,499	$—
Currency Risk	—	(1,044,497)
Total	$390,499	$(1,044,497)

At October 31, 2019, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(b)	ASSETS(c)	LIABILITIES(c)
Foreign Currency Forward Exchange Contracts	$7,362	$(628,356)

(b)  Excludes exchange-traded derivatives.

(c)  Absent an event of default or early termination, over-the-counter ("OTC") derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

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Notes to Financial Statements  ■  October 31, 2019 continued

Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2019:

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNP Paribas SA	$2,611	$(2,611)	$—	$0
Citibank NA	3,490	—	—	3,490
JPMorgan Chase Bank NA	1,261	(1,261)	—	0
Total	$7,362	$(3,872)	$—	$3,490

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Bank of America NA	$1,587	$—	$—	$1,587
Barclays Bank PLC	6,926	—	—	6,926
BNP Paribas SA	16,035	(2,611)	—	13,424
Goldman Sachs International	519,364	—	(369,919)	149,445
JPMorgan Chase Bank NA	82,499	(1,261)	—	81,238
Royal Bank of Canada	1,135	—	—	1,135
State Street Bank and Trust Co.	810	—	—	810
Total	$628,356	$(3,872)	$(369,919)	$254,565

For the year ended October 31, 2019, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$29,749,641
Futures Contracts:
Average monthly notional value	$90,078,755

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Notes to Financial Statements  ■  October 31, 2019 continued

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.47% to the portion of the daily net assets not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.395% to the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.37% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.345% to the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.32% to the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.295% to the portion of the daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.27% to the portion of the daily net assets exceeding $12.5 billion. For the year ended October 31, 2019, the advisory fee rate (net of waiver/rebate) was equivalent to an annual effective rate of 0.29% of the Fund's average daily net assets.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00% for Class A, 1.70% for Class B, 1.30% for Class L, 0.70% for Class I, 1.80% for Class C and 0.65% for Class IS. These fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2019, $292,477 of advisory fees were waived and $98,962 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares;

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

(iii) Class L — up to 0.50% of the average daily net assets of Class L shares; and (iv) Class C — up to 1.00% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may or may not be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. As of the reporting period, all Class B shares were redeemed/converted to Class A shares.

In the case of Class A shares, Class L shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25%, 0.50% and 1.00% of the average daily net assets of Class A shares, Class L shares and Class C shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2019, the distribution fee was accrued for Class A shares, Class L shares and Class C shares at the annual rate of 0.25%, 0.50%, and 1.00%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2019, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares and Class C shares of $2,552 and $2,879, respectively, and received $19,985 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Fund pays DST a fee based on the number of classes, accounts and transactions relating to the Fund.

7. Custodian Fees

State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2019		FOR THE YEAR ENDED OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	1,772,488	$15,248,092	2,043,463	$17,408,492
Conversion from Class B	11,731	100,115	5,927	50,493
Reinvestment of dividends	215,614	1,859,121	224,808	1,915,534
Redeemed	(1,886,456)	(16,196,297)	(1,525,353)	(12,984,487)
Net increase — Class A	113,377	1,011,031	748,845	6,390,032
CLASS B SHARES*
Exchanged	6,209	51,669	4,294	35,751
Conversion to Class A	(11,998)	(100,115)	(6,060)	(50,493)
Reinvestment of dividends	123	1,019	628	5,236
Redeemed	(15,568)	(128,294)	(1,935)	(16,012)
Net decrease — Class B	(21,234)	(175,721)	(3,073)	(25,518)
CLASS L SHARES
Exchanged	—	—	44	370
Reinvestment of dividends	3,765	32,160	5,281	44,661
Redeemed	(8,206)	(69,678)	(89,100)	(754,196)
Net decrease — Class L	(4,441)	(37,518)	(83,775)	(709,165)
CLASS I SHARES
Sold	14,976,289	126,915,769	5,688,313	47,578,054
Reinvestment of dividends	411,883	3,501,852	209,474	1,753,842
Redeemed	(8,575,466)	(73,370,773)	(4,287,500)	(35,982,967)
Net increase — Class I	6,812,706	57,046,848	1,610,287	13,348,929
CLASS C SHARES
Sold	320,778	2,737,759	278,081	2,344,540
Reinvestment of dividends	14,745	126,240	9,889	83,502
Redeemed	(159,584)	(1,366,400)	(33,225)	(280,430)
Net increase — Class C	175,939	1,497,599	254,745	2,147,612
CLASS IS SHARES
Sold	—	—	1,198 (a)	10,000 (a)
Reinvestment of dividends	24	207	—	—
Net increase — Class IS	24	207	1,198	10,000
Net increase in Fund	7,076,371	$59,342,446	2,528,227	$21,161,890

*  All Class B shares were redeemed/converted to Class A shares as of March 26, 2019.

(a)  For the period June 15, 2018 through October 31, 2018.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

9. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2019, aggregated $504,889,775 and $436,714,491, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $418,549,286 and $394,112,023, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2019, advisory fees paid were reduced by $26,531 relating to the Fund's investment in the Liquidity Funds.

The Fund had transactions with Morgan Stanley and its affiliated broker-dealers, which may be deemed affiliates of the Adviser/Administrator and Distributor under Section 17 of the Act.

A summary of the Fund's transactions in shares of affiliated investments during the year ended October 31, 2019 is as follows:

AFFILIATED INVESTMENT COMPANY	VALUE OCTOBER 31, 2018	PURCHASES AT COST	PROCEEDS FROM SALES/ PAYDOWNS	INTEREST/ DIVIDEND INCOME	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION	VALUE OCTOBER 31, 2019
Liquidity Funds	$18,472,121	$129,565,857	$139,072,922	$367,039	$—	$—	$8,965,056
Morgan Stanley Dean Witter Capital I, Inc. Trust	466,973	—	191,333	13,792	6,915	(2,314)	280,241
Morgan Stanley ABS Capital I, Inc. Trust	324,893	—	—	10,106	—	1,714	326,607
Morgan Stanley Mortgage Loan Trust	102,630	—	14,719	4,316	(313)	1,633	89,231
	$19,366,617	$129,565,857	$139,278,974	$395,253	$6,602	$1,033	$9,661,135

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2019, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $461. At October 31, 2019, the Fund had an accrued pension liability of $43,297, which is reflected as "Trustees' fees" in the Statement of Assets and Liabilities.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended October 31, 2019, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

10. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended October 31, 2019 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2019 and 2018 was as follows:

2019 DISTRIBUTIONS PAID FROM:	2018 DISTRIBUTIONS PAID FROM:
ORDINARY INCOME	ORDINARY INCOME
$5,673,554	$4,019,292

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to equalization debits, resulted in the following reclassifications among the components of net assets at October 31, 2019:

TOTAL DISTRIBUTABLE EARNINGS (000)	PAID-IN-CAPITAL (000)
$(982,771)	$982,771

At October 31, 2019, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$2,303,822	$172,431

During the year ended October 31, 2019, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of $1,610,916.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

11. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

12. Credit Facility

The Fund and other Morgan Stanley funds participated in a $150,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. Effective April 22, 2019, the committed line amount increased to $300,000,000. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended October 31, 2019, the Fund did not have any borrowings under the Facility.

Morgan Stanley Mortgage Securities Trust

Notes to Financial Statements  ■  October 31, 2019 continued

13. Other

At October 31, 2019, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.2%.

14. Accounting Pronouncement

In March 2017, FASB issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be accreted to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Morgan Stanley Mortgage Securities Trust

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.39		$8.65		$8.58		$8.46		$8.69
Income (loss) from investment operations:
Net investment income	0.26		0.29		0.29		0.33		0.31
Net realized and unrealized gain (loss)	0.41		(0.26)		0.09		0.21		(0.06)
Total income from investment operations	0.67		0.03		0.38		0.54		0.25
Less distributions from:
Net investment income	(0.27)		(0.29)		(0.27)		(0.42)		(0.48)
Paid-in-capital	—		—		(0.04)		—		—
Total distributions	(0.27)		(0.29)		(0.31)		(0.42)		(0.48)
Net asset value, end of period	$8.79		$8.39		$8.65		$8.58		$8.46
Total Return(2)	8.04%		0.32%		4.55%		6.70	%(3)	2.83%
Ratios to Average Net Assets:
Net expenses	0.98	%(4)(5)	0.98	%(4)(5)	0.99	%(4)(5)	0.99	%(4)(5)	0.99	%(4)(5)
Net investment income	3.10	%(4)(5)	3.39	%(4)(5)	3.54	%(4)(5)	3.58	%(4)(5)	2.44	%(4)(5)
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$64,085		$60,170		$55,572		$52,840		$54,369
Portfolio turnover rate	261%		370%		284%		253%		299%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class A shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 1.24% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 5.46%.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2019	1.20%	2.88%
October 31, 2018	1.31	3.06
October 31, 2017	1.34	3.19
October 31, 2016	1.30	3.27
October 31, 2015	1.56	1.87

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.31		$8.57		$8.51		$8.38		$8.62
Income (loss) from investment operations:
Net investment income	0.23		0.27		0.26		0.30		0.28
Net realized and unrealized gain (loss)	0.41		(0.27)		0.09		0.22		(0.06)
Total income from investment operations	0.64		0.00	(2)	0.35		0.52		0.22
Less distributions from:
Net investment income	(0.24)		(0.26)		(0.25)		(0.39)		(0.46)
Paid-in-capital	—		—		(0.04)		—		—
Total distributions	(0.24)		(0.26)		(0.29)		(0.39)		(0.46)
Net asset value, end of period	$8.71		$8.31		$8.57		$8.51		$8.38
Total Return(3)	7.81%		0.03%		4.17%		6.45	%(4)	2.55%
Ratios to Average Net Assets:
Net expenses	1.28	%(5)(6)	1.28	%(5)(6)	1.29	%(5)(6)	1.29	%(5)(6)	1.29	%(5)(6)
Net investment income	2.84	%(5)(6)	3.14	%(5)(6)	3.30	%(5)(6)	3.33	%(5)(6)	2.18	%(5)(6)
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.01%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$1,167		$1,150		$1,904		$2,194		$2,976
Portfolio turnover rate	261%		370%		284%		253%		299%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class L shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 1.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 5.20%.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2019	1.71%	2.41%
October 31, 2018	1.66	2.76
October 31, 2017	1.65	2.94
October 31, 2016	1.58	3.04
October 31, 2015	1.79	1.68

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2019		2018		2017		2016(1)		2015
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.24		$8.50		$8.43		$8.31		$8.55
Income (loss) from investment operations:
Net investment income	0.28		0.32		0.31		0.35		0.34
Net realized and unrealized gain (loss)	0.41		(0.27)		0.10		0.21		(0.07)
Total income from investment operations	0.69		0.05		0.41		0.56		0.27
Less distributions from:
Net investment income	(0.29)		(0.31)		(0.30)		(0.44)		(0.51)
Paid-in-capital	—		—		(0.04)		—		—
Total distributions	(0.29)		(0.31)		(0.34)		(0.44)		(0.51)
Net asset value, end of period	$8.64		$8.24		$8.50		$8.43		$8.31
Total Return(2)	8.53%		0.64%		4.96%		7.04	%(3)	3.19%
Ratios to Average Net Assets:
Net expenses	0.69	%(4)(5)	0.68	%(4)(5)	0.68	%(4)(5)	0.69	%(4)(5)	0.69	%(4)(5)
Net investment income	3.42	%(4)(5)	3.75	%(4)(5)	3.89	%(4)(5)	3.95	%(4)(5)	2.31	%(4)(5)
Rebate from Morgan Stanley affiliate	0.01%		0.02%		0.02%		0.01%		0.01%
Supplemental Data:
Net assets, end of period, in thousands	$125,752		$63,767		$52,054		$42,881		$36,954
Portfolio turnover rate	261%		370%		284%		253%		299%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class I shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 1.26% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 5.78%.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2019	0.94%	3.17%
October 31, 2018	1.05	3.38
October 31, 2017	1.05	3.52
October 31, 2016	1.02	3.62
October 31, 2015	1.33	1.67

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,								PERIOD FROM
									APRIL 30, 2015(2) TO
	2019		2018		2017		2016(1)		OCTOBER 31, 2015
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.32		$8.58		$8.51		$8.38		$8.59
Income (loss) from investment operations:
Net investment income	0.19		0.22		0.22		0.26		0.02
Net realized and unrealized gain (loss)	0.41		(0.26)		0.09		0.22		(0.04)
Total income (loss) from investment operations	0.60		(0.04)		0.31		0.48		(0.02)
Less distributions from:
Net investment income	(0.20)		(0.22)		(0.20)		(0.35)		(0.19)
Paid-in-capital	—		—		(0.04)		—		—
Total distributions	(0.20)		(0.22)		(0.24)		(0.35)		(0.19)
Net asset value, end of period	$8.72		$8.32		$8.58		$8.51		$8.38
Total Return(3)	7.31%		(0.47)%		3.73%		5.91	%(4)	(0.24	)%(7)
Ratios to Average Net Assets:
Net expenses	1.74	%(5)(6)	1.78	%(5)(6)	1.78	%(5)(6)	1.79	%(5)(6)	1.78	%(5)(6)(8)
Net investment income (loss)	2.36	%(5)(6)	2.62	%(5)(6)	2.68	%(5)(6)	2.78	%(5)(6)	(0.26	)%(5)(6)(8)
Rebate from Morgan Stanley affiliate	0.02%		0.02%		0.02%		0.01%		0.02	%(8)
Supplemental Data:
Net assets, end of period, in thousands	$6,176		$4,427		$2,379		$807		$88
Portfolio turnover rate	261%		370%		284%		253%		299%

(1)  Reflects prior period custodian out-of-pocket expenses that were reimbursed in September 2016. The amount of the reimbursement was immaterial on a per share basis and did not impact the total return of Class C shares. The annualized expense and net investment income ratios would be unchanged as the reimbursement of custodian fees was offset against current period expense waivers/reimbursements with no impact to net expenses or net investment income.

(2)  Commencement of Offering.

(3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 1.24% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 4.67%.

(5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(6)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income (loss) ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME (LOSS) RATIO
October 31, 2019	1.92%	2.18%
October 31, 2018	2.07	2.33
October 31, 2017	2.21	2.25
October 31, 2016	2.22	2.35
October 31, 2015	15.90	(14.38)

(7)  Not annualized.

(8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2019		PERIOD FROM JUNE 15, 2018(1) TO OCTOBER 31, 2018
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.24		$8.35
Income (loss) from investment operations:
Net investment income	0.29		0.12
Net realized and unrealized gain (loss)	0.41		(0.12)
Total income from investment operations	0.70		0.00	(2)
Less distributions from:
Net investment income	(0.30)		(0.11)
Net asset value, end of period	$8.64		$8.24
Total Return(3)	8.58%		0.07	%(6)
Ratios to Average Net Assets:
Net expenses	0.63	%(4)(5)	0.62	%(4)(5)(7)
Net investment income	3.53	%(4)(5)	3.77	%(4)(5)(7)
Rebate from Morgan Stanley affiliate	0.02%		0.03	%(7)
Supplemental Data:
Net assets, end of period, in thousands	$11		$10
Portfolio turnover rate	261%		370%

(1)  Commencement of Offering.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment loss ratios would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
October 31, 2019	21.33%	(17.17)%
October 31, 2018	13.46	(9.07)

(6)  Not annualized.

(7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Mortgage Securities Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Mortgage Securities Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Mortgage Securities Trust (the "Fund"), including the portfolio of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Boston, Massachusetts
December 23, 2019

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2018, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and,

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited) continued

where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's contractual management fee was higher than its peer group average, its actual management fee was lower than its peer group average and its total expense ratio was higher than but close to its peer group average. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the

Morgan Stanley Mortgage Securities Trust

Investment Advisory Agreement Approval (unaudited) continued

historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Mortgage Securities Trust

Privacy Notice (unaudited)  April 2019

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■ investment experience and risk tolerance
■ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Questions?  Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Morgan Stanley Mortgage Securities Trust

Privacy Notice (unaudited) continued  April 2019

Who we are

Who is providing this notice?	Morgan Stanley Investment Management, Inc. and its affiliated registered investment advisers, registered broker-dealers, and registered and unregistered funds ("MSIM")

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■ buy securities from us or make a wire transfer
■ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates' everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Mortgage Securities Trust

Privacy Notice (unaudited) continued  April 2019

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ■ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ MSIM doesn't jointly market

Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				82

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various non-profit organizations; formerly, Director of BP p.l.c. (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1953	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	82	Director of various non-profit organizations.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1955	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	83

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1957	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); formerly, Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	83

Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Cincinnati Bell Inc. and Member, Audit Committee and Governance and Nominating Committee; Chairman of Northern Kentucky University and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE — Suite 200 Washington, D.C. 20002 Birth Year 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	82	Director of NVR, Inc. (home construction).
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	83	Prior to August 10, 2016, Director of Electro Rent Corporation (equipment leasing); Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1958	Trustee	Since August 2006

Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				82	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1960	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	83	None.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael E. Nugent 522 Fifth Avenue New York, NY 10036 Birth Year 1936	Chair of the Board and Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012); Governance Committee (since January 2019) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	82	None.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas New York, NY 10036 Birth Year 1947	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	82	Formerly, Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2018) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Mortgage Securities Trust

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim 522 Fifth Avenue New York, NY 10036 Birth Year 1959	Chief Compliance Officer	Since December 2016

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007-2014).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 522 Fifth Avenue New York, NY 10036 Birth Year 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas
New York, New York 10036

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2019 Morgan Stanley

MTGANN
2845753 EXP. 12.31.2020

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2019	Registrant		Covered Entities(1)
Audit Fees	$68,900		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,125	(3)	$507,296	(4)
All Other Fees	$—		$144,110	(5)
Total Non-Audit Fees	$5,125		$651,406

Total	$74,025		$651,406

2018	Registrant		Covered Entities(1)
Audit Fees	$61,900		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$5,125	(3)	$11,463,155	(4)
All Other Fees	$—		$73,115	(5)
Total Non-Audit Fees	$5,125		$11,536,270

Total	$67,025		$11,536,270

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 2016(3)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

(3)    This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered.  The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer,

who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the

Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                                   Not applicable.

(g)                                  See table above.

(h)                                 The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Mortgage Securities Trust

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 17, 2019

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 17, 2019